                                FOURTH AMENDMENT



                  FOURTH AMENDMENT (this "Amendment"), dated as of April 14, 1999, among Frontier Insurance Group, Inc. (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), and Deutsche Bank AG, New York Branch and/or Cayman Islands Branch, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H :
                               - - - - - - - - - -


                  WHEREAS, the Borrower, the Banks and the Administrative Agent are party to a Credit Agreement, dated as of June 3, 1997 (as amended, modified and supplemented prior to the date hereof, the "Credit Agreement"); and

                  WHEREAS, the Borrower has requested that the Banks provide the amendment provided for herein and the Banks have agreed to provide such amendment on the terms and conditions set forth herein;

                  NOW, THEREFORE, it is agreed:

                  1. On the Amendment Effective Date (as hereinafter defined), the Commitment of each Bank shall be modified to be the amount set forth opposite the name of such Bank on Annex I hereto. In connection with the foregoing, on the Amendment Effective Date, the Borrower shall, in coordination with the Admininstrative Agent and the Banks, repay outstanding Revolving Loans of certain Banks and incur additional Revolving Loans from other Banks, in each case if necessary so that the Banks participate in each Borrowing of Revolving Loans pro rata on the basis of their Commitments (after giving effect to this Section 1). It is hereby agreed that the breakage costs incurred by the Banks in connection with the repayment of Revolving Loans contemplated by this Section 1, if any, shall be for the account of the Borrower. On the Amendment Effective Date, Annex I to the Credit Agreement shall be deemed amended to read as set forth in Annex I attached hereto to give effect to the foregoing.

                  2. Section 9 of the Credit Agreement is hereby amended as follows:

                  (i) by deleting the table appearing in the definition of "Applicable Eurodollar Rate Margin" in its entirety and inserting the following new table in lieu thereof:

               Applicable Rating Period                   Applicable Eurodollar Rate Margin
               ------------------------                   ---------------------------------
                  Category A Period                                    0.300%
                  Category B Period                                    0.350%
                  Category C Period                                    0.425%
                  Category D Period                                    0.500%"; and

                  (ii) by deleting the table appearing in the definition of "Applicable Facility Fee Percentage" in its entirety and inserting the following new table in lieu thereof:

                 Applicable Rating Period                   Applicable Facility Fee Percentage
                 ------------------------                   ----------------------------------
                  Category A Period                                        0.100%
                  Category B Period                                        0.150%
                  Category C Period                                        0.200%
                  Category D Period                                        0.250%

                  3. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Amendment Effective Date (as defined below) after giving effect to this Amendment and (ii) on the Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects, except (a) to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (b) in the case of Section 5.08(e) of the Credit Agreement, for the matters described in the press releases of the Borrower dated October 6, 1997, February 2, 1998 and February 17, 1998.

                  4. This Amendment shall become effective on the date (the "Amendment Effective Date") when:

                  (a) the Borrower, the Required Banks and each Bank whose Commitment is increasing as a result of this Amendment shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office;

                  (b) the Borrower shall have delivered to the Administrative Agent a new Note for each Bank whose Commitment is increasing as a result of this Amendment, reflecting its increased Commitment, which Note shall be issued in exchange for the Note currently held by such Bank; and

                  (c) the Borrower shall have delivered to the Agent a certified copy of resolutions duly adopted by the Borrower authorizing the increase in the Total Commitment contemplated by this Amendment.

                  5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  8. The Borrower hereby covenants and agrees that, so long as the Amendment Effective Date occurs, it shall pay each Bank which executes and delivers to the Administrative Agent a counterpart hereof by the later to occur of (x) the close of business on the Amendment Effective Date or (y) 5:00 p.m. (New York time) on April 12, 1999, a cash fee in an amount equal to 10 basis points (.10%) of an amount equal to the increase to the Commitment of such Bank pursuant to this Amendment, in each case as same is in effect on the Amendment Effective Date. All fees payable pursuant to this Section 8 shall be paid by the Borrower to the Administrative Agent for distribution to the Banks not later than the first Business Day following the Amendment Effective Date.

                                      * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.

                                   FRONTIER INSURANCE GROUP, INC.


                                   By:________________________________
                                       Title:


                                   DEUTSCHE BANK AG, NEW YORK
                                     BRANCH AND/OR CAYMAN ISLANDS
                                     BRANCH,
                                       Individually and as Administrative Agent


                                   By:_________________________________
                                       Title:


                                   By:_________________________________
                                       Title:


                                   BANK OF AMERICA NT & SA


                                   By:________________________________
                                       Title:


                                   THE BANK OF NEW YORK


                                   By:________________________________
                                       Title:


                                    THE FIRST NATIONAL BANK OF
                                     CHICAGO


                                   By:________________________________
                                       Title:

                                  FIRST UNION NATIONAL BANK


                                  By:________________________________
                                     Title:


                                  UNION BANK OF CALIFORNIA

                                  By:________________________________
                                     Title:

                                                                         ANNEX I



                          LIST OF BANKS AND COMMITMENTS



Bank                                                 Commitment                         Percentage
----                                                 ----------                         ----------
Deutsche Bank AG, New York Branch
   and/or Cayman Islands Branch                      $ 48,500,000                       27.714286%
Bank of America NT & SA                              $ 21,000,000                       12%
The Bank of  New York                                $ 21,000,000                       12%
The First National Bank of Chicago                   $ 28,000,000                       16%
First Union National Bank                            $ 28,000,000                       16%
Union Bank of California                             $ 28,500,000                       16.285714%

                  Total:                             $175,000,000                      100%